Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,098,830.80
Previously Paid Amount	0.00
Total Fee Amount	842.25
Total Offset Amount	0.00
Net Fee	$ 842.25